SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20546

                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  February 10, 1997


                           LIBERTY PROPERTY TRUST
                    LIBERTY PROPERTY LIMITED PARTNERSHIP
                    ------------------------------------
           (Exact name of registrant as specified in its charter)


       MARYLAND                     1-13130             23-7768996
     PENNSYLVANIA                   1-13132             23-2766549
---------------------------      -------------     -------------------
State or other jurisdiction      (Commission       (I.R.S. Employer
 of incorporation)                File Number)     Identification No.)


65 VALLEY STREAM PARKWAY, SUITE 100
MALVERN, PENNSYLVANIA                                         19355
---------------------------------------                     ----------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:	  (610) 648-1700

ITEM 5:    OTHER EVENTS
-----------------------

Liberty Property Limited Partnership, is a Pennsylvania limited partnership (the "Operating Partnership"). Liberty Property Trust, a Maryland real estate investment trust (the "Trust") owns an approximate 89.97% interest in the Operating Partnership (as of September 30, 1996) (the Trust and the Operating Partnership are collectively referred to as the "Company"):

The Company acquired four properties during the period from December 10, 1996 (the date of the Company's last Current Report on Form 8-K) to February 10, 1997. Although the acquisitions do not involve a significant amount of assets or involve the acquisition of a business as such terms are used in Form 8-K, pursuant to Rule 3-14 of Regulation S-X, audited and unaudited historical financial information concerning certain of the acquired properties, is provided in Item 7 of this Current Report on Form 8-K. Additionally, certain pro forma financial information is provided in Item 7.

The following properties were acquired from unaffiliated parties during the period from December 10, 1996 (the date of the Company's last Current Report on Form 8-K) to February 10, 1997.

        200, 220 and 240 Gibraltar Road, a 192,000 square foot three-building office project in Horsham, Pennsylvania on December 19, 1996 for $18.8 million.

        650 - 660 E. Swedesford Road, a 200,762 square foot two-building office building in King of Prussia, Pennsylvania, on February 10, 1997 for $14.5 million.

        151 South Warner Road, a 84,066 square foot office building in King of Prussia, Pennsylvania, on December 20, 1996 for $8.0 million.

        2 Lukens Drive, a 43,175 square foot industrial-flex building in New Castle, Delaware on December 26, 1996 for 1.4 million.

This report contains audited financial statements for the property located at 650 - 660 E. Swedesford Road for the years ended December 31, 1995 and 1996 and unaudited financial statements for the nine months ended September 30, 1996.

This report also contains pro-forma financial information which reflects the incremental effects of the acquisition of the four properties acquired between December 10, 1996 and February 10, 1997, together with the 18 properties acquired during the period from January 1, 1996 to December 10, 1996 which were described in the Company's last Current Report on Form 8-K dated December 10, 1996 (collectively, the "Acquired Properties") on the financial statements of the Trust and the Operating Partnership.

The Acquired Properties were acquired for cash using funds provided by the Company's financing sources.

The costs shown above for each acquisition represent the initial cost at the time of acquisition.

Factors considered by the Company in determining the price to be paid for the properties included their historical and expected cash flow, the nature of tenants and terms of leases in place, occupancy rates, opportunities for alternative and new tenancies, current operating costs and real estate taxes on the properties and anticipated changes therein under Company ownership, physical condition and locations of the properties, the anticipated effect to the Company's financial results (particularly funds from operations), the ability to sustain and potentially increase its distributions to Company shareholders, and other factors. The Company took into consideration the capitalization rates at which it believed other comparable buildings were recently sold, but determined the price it was willing to pay primarily on factors discussed above relating to the properties themselves and their fit into the Company's operations. The Company, after investigation of the properties, is not aware of any material fact other than those enumerated above, that would cause the financial information reported not to be necessarily indicative of future operating results.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------
                                                                   PAGE
                                                                   -----

 (a)  Statement of Operating Revenues and Certain
      Operating Expenses for 650-660 E. Swedesford Road

             Report of Independent Auditors........................    5

             Statement of Operating Revenues and Certain
                Operating Expenses for 650-660 E. Swedesford Road
                for the nine months ended September 30, 1996
                (unaudited) and for the years ended December 31,
                1996 and 1995......................................    6
             Notes to the Statement of Operating Revenues and
		              Certain Operating Expenses for 650-660 E. Swedes-
                ford Road for the nine months ended September 30,
                1996 (unaudited) and for the years ended
                December 31, 1996 and 1995.........................    7

(b)   Pro Forma Financial Information (unaudited)

      Liberty Property Trust.......................................    9

             Pro Forma Condensed Consolidated Balance Sheet as of
                September 30, 1996.................................   10
             Pro Forma Consolidated Statement of Operations for
                the nine months ended September 30, 1996...........   11
             Notes to Pro Forma Condensed Consolidated Financial
                Statements as of and for the nine months ended
                September 30, 1996.................................   12
             Pro Forma Consolidated Statement of Operations for
                the year ended December 31, 1995...................   13
             Notes to Pro Forma Consolidated Statement of
                Operations for the year ended December 31, 1995....   14

      Liberty Property Limited Partnership.........................   15

             Pro Forma Condensed Consolidated Balance Sheet as of
                September 30, 1996.................................   16
             Pro Forma Consolidated Statement of Operations for
                the nine months ended September 30, 1996...........   17
             Notes to Pro Forma Condensed Consolidated Financial
                Statements as of and for the nine months ended
                September 30, 1996.................................   18
             Pro Forma Consolidated Statement of Operations for
                the year ended December 31, 1995...................   19
             Notes to Pro Forma Consolidated Statement of
                Operations for the year ended December 31, 1995....   20

(c)   Exhibits

             23.0  Consent of Independent Auditors................    22

REPORT OF INDEPENDENT AUDITORS


To The Board of Trustees and Shareholders
Liberty Property Trust


We have audited the accompanying Statement of Operating Revenues and Certain Operating Expenses of 650-660 E. Swedesford Road, as defined in
Note 1, for the years ended December 31, 1996 and 1995. This financial statement is the responsibility of the management of 650-660 E. Swedesford Road. Our responsibility is to express an opinion on this financial statement based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Operating Revenues and Certain Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K of Liberty Property Trust and Liberty Property Limited Partnership) and, as described in Note 1, is not intended to be a complete presentation of 650-660 E. Swedesford Road's revenues and expenses.

In our opinion, the Statement of Operating Revenues and Certain
Operating Expenses referred to above presents fairly, in all material respects, the Operating Revenues and Certain Operating Expenses described in Note 1 for the years ended December 31, 1996 and 1995, in conformity with generally accepted accounting principles.


                                                /s/ FEGLEY & ASSOCIATES
Plymouth Meeting, Pennsylvania                  FEGLEY & ASSOCIATES
February 3, 1997

     STATEMENT OF OPERATING REVENUES AND CERTAIN OPERATING EXPENSES
  FOR 650-660 E. SWEDESFORD ROAD FOR THE NINE MONTHS ENDED SEPTEMBER 30,
     1996 (UNAUDITED) AND THE YEARS ENDED DECEMBER 31, 1996 AND 1995
                             (IN THOUSANDS)

                                NINE
                            MONTHS ENDED     YEAR ENDED     YEAR ENDED
                            SEPTEMBER 30,    DECEMBER 31,   DECEMBER 31,
                               1996             1996           1995
                            -------------    ------------   ------------

Operating revenues:

 Rental                     $      1,401     $     1,868    $     1,884

 Operating expense
  reimbursement                      926           1,235          1,167
                            -------------    ------------   ------------

 Total operating
   revenues                        2,327           3,103          3,051
                            -------------    ------------   ------------

Certain operating
  expenses:

  Rental property
   expenses                          798           1,064          1,004

  Real estate taxes                  151             201            197
                            -------------    ------------   ------------

  Total certain
   operating expenses                949           1,265          1,201
                            -------------    ------------   ------------

Operating revenues in
   excess of certain
   operating expenses       $      1,378     $     1,838    $     1,850
                            =============    ============   ============


The accompanying notes are an integral part of this statement.

                NOTES TO THE STATEMENT OF OPERATING REVENUES AND
             CERTAIN OPERATING EXPENSES FOR 650-660 E. SWEDESFORD ROAD
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
           (UNAUDITED) AND THE YEARS ENDED DECEMBER 31, 1996 and 1995
                               (IN THOUSANDS)


1.  Summary of Significant Accounting Policies
----------------------------------------------

The Statement of Operating Revenues and Certain Operating Expenses (see "Basis of Presentation" below) includes the operations of one of the properties acquired by Liberty Property Limited Partnership (the "Operating Partnership") during the period from December 11, 1996 through February 10, 1997, as described below. Liberty Property Trust (the "Company") owns an approximate 89.87% partners' interest in the Operating Partnership (as of September 30, 1996) (the Trust and the Operating Partnership are collectively referred to as the "Company").

PROPERTY NAME               LOCATION                DESCRIPTION
--------------------------  --------------------    --------------------

650-660 E. Swedesford Road  King of Prussia, PA     Two multi-story
                                                    office buildings
                                                    200,762 square feet

USE OF ESTIMATES
----------------

Generally accepted accounting principles required management to make estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported revenues and expenses.

BASIS OF PRESENTATION
---------------------

The Statement of Operating Revenues and Certain Operating Expenses is presented in conformity with Rule 3-14 of the Securities and Exchange Commission. Accordingly, depreciation, interest and income taxes are not presented. The Company is not aware of any factors relating to 650-660 E. Swedesford Road that would cause the reported financial information not to be indicative of future operating results. General company overhead has not been allocated to 650-660 E. Swedesford Road.

The financial information presented for the nine months ended September 30, 1996 is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the Statements of Revenues and Certain Operating Expenses for 650-660 E. Swedesford Road.

The property consists of multi-tenant commercial office space leased to tenants under leases with varying terms. Tenant renewal options are available.

REVENUE RECOGNITION
-------------------

Base rental income attributable to leases is recorded when due from tenants. The leases also typically provide for tenant reimbursement of common area maintenance and other operating expenses which are included in the accompanying Statement of Operating Revenue and Certain Operating Expenses as operating expense reimbursements.

2.   MINIMUM FUTURE RENTALS
---------------------------

Future minimum rental payments due from tenants of 650-660 E. Swedesford Road under non-cancellable operating leases as of December 31, 1996 are as follows (in thousands):

                1997                         $ 141
                1998                           100
                1999                            56
                2000                            23
                2001                            19
                Thereafter                       -
                                             -----

                Total                        $ 339
                                             =====

                         LIBERTY PROPERTY TRUST

               PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


The unaudited, pro forma condensed consolidated balance sheet as of September 30, 1996 reflects the incremental effect of the Acquired Properties described in Item 5 as if the acquisitions occurring after September 30, 1996 had occurred on September 30, 1996. The accompanying unaudited, pro forma consolidated statement of operations for the nine months ended September 30, 1996 and the year ended December 31, 1995 reflect the incremental effect of the Acquired Properties, as if such acquisitions had occurred on January 1, 1995. These statements should be read in conjunction with respective consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996 and its Annual Report on Form 10-K for the year ended December 31, 1995. In the opinion of management, the unaudited, pro forma consolidated financial information provides for all adjustments necessary to reflect the effects of the Acquired Properties.

These pro forma statements may not necessarily be indicative of the results that would have actually occurred if the acquisition of the Acquired Properties had been in effect on the date indicated, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

                          LIBERTY PROPERTY TRUST

              PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1996
                           (UNAUDITED, IN THOUSANDS)

                                                              LIBERTY
                                           ACQUIRED           PROPERTY
                             HISTORICAL   PROPERTIES           TRUST
                                <F1>         <F2>           CONSOLIDATED
                             ----------   -----------       ------------
ASSETS:
Investment in real estate,
 net                         $  946,789   $    74,019       $ 1,020,808
Cash and cash equivalents         7,973             -             7,973
Deferred financing and
 leasing costs, net              23,745             -            23,745
Other assets                     44,632             -            44,632
                             ----------   -----------       -----------

   Total assets              $1,023,139   $    74,019       $ 1,097,158
                             ==========   ===========       ===========

LIABILITIES:
Mortgage loans               $  203,221   $         -       $   203,221
Subordinated debentures         183,625             -           183,625
Line of credit                  176,618        74,019 <F3>      250,637
Other liabilities                51,001             -            51,001
                             ----------   -----------       -----------

    Total liabilities           614,465        74,019           688,484
                             ----------   -----------       -----------

MINORITY INTEREST                41,399             -            41,399
                             ----------   -----------       -----------

SHAREHOLDERS' EQUITY:
Common shares                        31             -                31
Additional paid-in capital      359,472             -           359,472
Unearned compensation            (1,636)            -            (1,636)
Retained earnings                 9,408             -             9,408
                             ----------   -----------       -----------

     Total shareholders'
      equity                    367,275             -           367,275
                             ----------   -----------       -----------

     Total liabilities and
      shareholders' equity   $1,023,139   $    74,019       $ 1,097,158
                             ==========   ===========       ===========

The accompanying notes are an integral part of this unaudited, pro forma condensed consolidated financial statement.

                               LIBERTY PROPERTY TRUST

                   PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                (UNAUDITED AND IN THOUSANDS, EXCEPT PER SHARE AMOUNT)

                                                                           LIBERTY
                                         ACQUIRED         PRO              PROPERTY
                           HISTORICAL   PROPERTIES       FORMA              TRUST
                              <F1>         <F4>       ADJUSTMENTS        CONSOLIDATED
                           ----------   -----------   ------------       ------------
REVENUE
Rental                     $   82,019   $    10,050   $         -        $     92,069
Operation expense reim-
 bursement                     26,463         4,787             -              31,250
Management fees                 1,190             -             -               1,190
Interest and other              3,080             -             -               3,080
                           ----------   -----------   ------------       ------------
Total revenue                 112,752        14,837             -             127,589
                           ----------   -----------   ------------       ------------

OPERATING EXPENSES
Rental property expenses       22,158         3,566             -              25,724
Real estate taxes               8,176         1,569             -               9,745
General and administrative      5,681             -             -               5,681
Depreciation and amorti-
 zation                        20,435             -         2,185  <F5>        22,620
                           ----------   -----------   ------------       ------------

Total operating expenses       56,450         5,135         2,185              63,770
                           ----------   -----------   ------------       ------------

Operating income               56,302         9,702        (2,185)             63,819

Premium on debenture con-
 version                        1,027             -             -               1,027
Interest expense               28,274             -         6,130  <F6>        34,404
                           ----------   -----------   ------------       ------------

Income (loss) before
 minority interest             27,001        9,702         (8,315)             28,388

Minority interest               2,833        1,017           (872) <F7>         2,978
                           ----------   -----------   ------------       ------------

Net income (loss)          $   24,168   $    8,685    $    (7,443)       $     25,410 <F8>
                           ==========   ===========   ============       ============

Net income per common
 share - primary                                                         $        .87
                                                                         ============

Weighted average number
 of common shares out-
 standing                                                                      29,176
                                                                         ============

The accompanying notes are an integral part of this unaudited, proforma consolidated financial statement.

                         LIBERTY PROPERTY TRUST

     NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
         AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                    (Unaudited, dollars in thousands)


<F1>  Reflects historical financial information of the Company as of
September 30, 1996 and for the nine months ended September 30, 1996.

<F2>  Reflects the cost basis of the properties acquired subsequent to
September 30, 1996.

           PROPERTY                  ACQUISITION DATE          COST
----------------------------------   ----------------       ----------

7248 Industrial Boulevard            November 13, 1996      $   15,759
111 Kelsey Lane                      November 14, 1996           1,780
104 Gaither Drive                    November 20, 1996           1,280
Two Walnut Grove Drive               December 10, 1996          12,500
200, 220 and 240 Gibraltar           December 19, 1996          18,750
151 South Warner Road                December 20, 1996           8,025
2 Lukens Drive                       December 26, 1996           1,425
650-660 E. Swedesford Road           February 10, 1997          14,500
                                                            ----------
                                     Total                  $   74,019
                                                            ==========

<F3>  Represents draws on the Company's line of credit to fund the acquisitions subsequent to September 30, 1996.

<F4>  Reflects the incremental addition of revenues and certain expenses of the Acquired Properties in order to reflect a full nine months of operations for these acquisitions.

<F5>  Reflects incremental depreciation of the Acquired Properties based on asset lives of 40 years.

<F6>  Reflects an incremental increase in interest expense from the assumed borrowings of $130.1 million on the line of credit to fund the purchase of the Acquired Properties.

<F7>  Reflects the allocation of the pro forma adjustment to minority interest based upon pro forma minority interest in the Operating
Partnership of approximately 10.49%.

<F8>  The Company's pro forma taxable income for the nine month period ended September 30, 1996 is approximately $25,507 which has been calculated as pro forma income from operations of approximately $25,410 plus GAAP depreciation and amortization of $22,620 less tax basis depreciation and amortization and other tax differences of approximately $22,523.

                              LIBERTY PROPERTY TRUST

                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED DECEMBER 31, 1995
                (UNAUDITED AND IN THOUSANDS, EXCEPT PER SHARE AMOUNT)

                                                                           LIBERTY
                                         ACQUIRED                         PROPERTY
                           HISTORICAL   PROPERTIES     PRO FORMA            TRUST
                              <F1>         <F2>       ADJUSTMENTS        CONSOLIDATED
                           ----------   -----------   ------------       ------------
REVENUE
Rental                     $   89,163   $   12,622    $          -       $    101,785
Operation expense reim-
 bursement                     24,604        5,835               -             30,439
Management fees                   734            -               -                734
Interest and other              2,540            -               -              2,540
                           ----------   -----------   ------------       ------------
Total revenue                 117,041       18,457               -            135,498
                           ----------   -----------   ------------       ------------

OPERATING EXPENSES
Rental property expenses       20,010        4,324               -             24,334
Real estate taxes               9,304        1,931               -             11,235
General and administrative      5,212            -               -              5,212
Depreciation and amorti-
 zation                        22,518            -           3,251  <F3>       25,769
                           ----------   -----------   ------------       ------------

Total operating expenses       57,044        6,255           3,251             66,550
                           ----------   -----------   ------------       ------------

Operating income               59,997       12,202          (3,251)            68,948

Interest expense               37,688            -           9,439  <F4>       47,127
                           ----------   -----------   ------------       ------------

Income (loss) before
 minority interest             22,309       12,202         (12,690)            21,821

Minority interest               2,843        1,554          (1,617) <F5>        2,780
                           ----------   -----------   ------------       ------------

Net income (loss)          $   19,466   $   10,648    $    (11,073)      $     19,041 <F6>
                           ==========   ===========   ============       ============

Net income per common
 share - primary                                                         $        .87
                                                                         ============

Weighted average number
 of common shares out-
 standing                                                                      21,838
                                                                         ============

The accompanying notes are an integral part of this unaudited, proforma consolidated financial statement.

                        LIBERTY PROPERTY TRUST

                          NOTES TO PRO FORMA
                 CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE YEAR ENDED DECEMBER 31, 1995
                   (Unaudited, dollars in thousands)


<F1>  Reflects the historical consolidated statement of operations of the Company for the year ended December 31, 1995.

<F2>  Reflects the addition of revenues and certain expenses of the
Acquired Properties required in order to reflect a full year of operations for these acquisitions.

<F3>  Reflects depreciation of the Acquired Properties based on asset lives of 40 years.

<F4>  Reflects an increase in interest expense from the assumed borrowings of $130.1 on the line of credit to fund the purchase of the Acquired Properties.

<F5>  Reflects the allocation of the pro forma adjustment to minority interest based upon pro forma minority interest in the Operating
Partnership of approximately 12.74%.

<F6>  The Company's pro forma taxable income for the year ended December
31, 1995 is approximately $20,032 which has been calculated as pro forma income from operations of approximately $19,041 plus GAAP depreciation and amortization of $25,769 less tax basis depreciation and amortization and other tax differences of approximately $24,778.

                  LIBERTY PROPERTY LIMITED PARTNERSHIP

               PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


The unaudited, pro forma condensed consolidated balance sheet as of September 30, 1996 reflects the incremental effect of the Acquired Properties described in Item 5 as if the acquisitions occurring after September 30, 1996 had occurred on September 30, 1996. The accompanying unaudited, pro forma consolidated statement of operations for the nine months ended September 30, 1996 and the year ended December 31, 1995 reflect the incremental effect of the Acquired Properties, as if such acquisitions had occurred on January 1, 1995. These statements should be read in conjunction with respective consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996 and its Annual Report on Form 10-K for the year ended December 31, 1995. In the opinion of management, the unaudited, pro forma consolidated financial information provides for all adjustments necessary to reflect the effects of the Acquired Properties.

These pro forma statements may not necessarily be indicative of the results that would have actually occurred if the acquisition of the Acquired Properties had been in effect on the date indicated, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

                    LIBERTY PROPERTY LIMITED PARTNERSHIP

              PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1996
                           (UNAUDITED, IN THOUSANDS)

                                                              LIBERTY
                                                              PROPERTY
                                           ACQUIRED           LIMITED
                             HISTORICAL   PROPERTIES        PARTNERSHIP
                                <F1>         <F2>           CONSOLIDATED
                             ----------   -----------       ------------
ASSETS:
Investment in real estate,
 net                         $  946,789   $    74,019       $ 1,020,808
Cash and cash equivalents         7,973             -             7,973
Deferred financing and
 leasing costs, net              23,745             -            23,745
Other assets                     44,632             -            44,632
                             ----------   -----------       -----------

   Total assets              $1,023,139   $    74,019       $ 1,097,158
                             ==========   ===========       ===========

LIABILITIES:
Mortgage loans               $  203,221   $         -       $   203,221
Subordinated debentures         183,625             -           183,625
Line of credit                  176,618        74,019 <F3>      250,637
Other liabilities                51,001             -            51,001
                             ----------   -----------       -----------

    Total liabilities           614,465        74,019           688,484
                             ----------   -----------       -----------

OWNERS' EQUITY:
General partner's equity        367,275             -           367,275
Limited partners' equity         41,399             -            41,399
                             ----------   -----------       -----------

     Total owners' equity       408,674             -           408,674
                             ----------   -----------       -----------

     Total liabilities and
      owners' equity         $1,023,139   $    74,019       $ 1,097,158
                             ==========   ===========       ===========

The accompanying notes are an integral part of this unaudited, pro forma condensed consolidated financial statement.

                      LIBERTY PROPERTY LIMITED PARTNERSHIP

                   PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                            (UNAUDITED AND IN THOUSANDS)

                                                                           LIBERTY
                                                                           PROPERTY
                                         ACQUIRED                          LIMITED
                           HISTORICAL   PROPERTIES     PRO FORMA         PARTNERSHIP
                              <F1>         <F4>       ADJUSTMENTS        CONSOLIDATED
                           ----------   -----------   ------------       ------------
REVENUE
Rental                     $   82,019   $    10,050   $          -       $     92,069
Operation expense reim-
 bursement                     26,463         4,787              -             31,250
Management fees                 1,190             -              -              1,190
Interest and other              3,080             -              -              3,080
                           ----------   -----------   ------------       ------------
Total revenue                 112,752        14,837              -            127,589
                           ----------   -----------   ------------       ------------

OPERATING EXPENSES
Rental property expenses       22,158         3,566              -             25,724
Real estate taxes               8,176         1,569              -              9,745
General and administrative      5,681             -              -              5,681
Depreciation and amorti-
 zation                        20,435             -          2,185 <F5>        22,620
                           ----------   -----------   ------------       ------------

Total operating expenses       56,450         5,135          2,185             63,770
                           ----------   -----------   ------------       ------------

Operating income               56,302         9,702         (2,185)            63,819

Premium on debenture con-
 version                        1,027             -              -              1,027
Interest expense               28,274             -          6,130 <F6>        34,404
                           ----------   -----------   ------------       ------------

Net income (loss)          $   27,001   $     9,702   $     (8,315)      $     28,388 <F8>
                           ==========   ===========   ============       ============

Net income (loss)
  allocated to general
  partner                  $   24,168   $     8,685   $     (7,443)      $     25,410

Net income (loss)
  allocated to limited
  partners                      2,833         1,017           (872) <F7>        2,978
                           ==========   ===========   ============       ============

The accompanying notes are an integral part of this unaudited, proforma consolidated financial statement.

                  LIBERTY PROPERTY LIMITED PARTNERSHIP

     NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
         AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                    (Unaudited, dollars in thousands)


<F1>  Reflects historical financial information of the Company as of
September 30, 1996 and for the nine months ended September 30, 1996.

<F2>  Reflects the cost basis of the properties acquired subsequent to
September 30, 1996.

           PROPERTY                  ACQUISITION DATE          COST
----------------------------------   ----------------       ----------

7248 Industrial Boulevard            November 13, 1996      $   15,759
111 Kelsey Lane                      November 14, 1996           1,780
104 Gaither Drive                    November 20, 1996           1,280
Two Walnut Grove Drive               December 10, 1996          12,500
200, 220 and 240 Gibraltar           December 19, 1996          18,750
151 South Warner Road                December 20, 1996           8,025
2 Lukens Drive                       December 26, 1996           1,425
650-660 E. Swedesford Road           February 10, 1997          14,500
                                                            ----------

                                     Total                  $   74,019
                                                            ==========

<F3>  Represents draws on the Company's line of credit to fund the acquisitions subsequent to September 30, 1996.

<F4>  Reflects the incremental addition of revenues and certain expenses of the Acquired Properties in order to reflect a full nine months of operations for these acquisitions.

<F5>  Reflects incremental depreciation of the Acquired Properties based on asset lives of 40 years.

<F6>  Reflects an incremental increase in interest expense from the assumed borrowings of $130.1 million on the line of credit to fund the purchase of the Acquired Properties.

<F7>  Reflects the allocation of the pro forma adjustment to the net income allocated to the limited partners based upon pro forma ownership in the Operating Partnership.

<F8>  The Company's pro forma taxable income for the nine month period ended September 30, 1996 is approximately $28,084 which has been calculated as pro forma income from operations of approximately $28,388 plus GAAP depreciation and amortization of $22,620 less tax basis depreciation and amortization and other tax differences of approximately $22,924.

                      LIBERTY PROPERTY LIMITED PARTNERSHIP

                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED DECEMBER 31, 1995
                             (UNAUDITED AND IN THOUSANDS)

                                                                          LIBERTY
                                                                          PROPERTY
                                         ACQUIRED                         LIMITED
                           HISTORICAL   PROPERTIES     PRO FORMA         PARTNERSHIP
                              <F1>         <F2>       ADJUSTMENTS        CONSOLIDATED
                           ----------   -----------   ------------       ------------
REVENUE
Rental                     $   89,163   $    12,622   $          -       $    101,785
Operation expense reim-
 bursement                     24,604         5,835              -             30,439
Management fees                   734             -              -                734
Interest and other              2,540             -              -              2,540
                           ----------   -----------   ------------       ------------
Total revenue                 117,041        18,457              -            135,498
                           ----------   -----------   ------------       ------------

OPERATING EXPENSES
Rental property expenses       20,010         4,324              -             24,334
Real estate taxes               9,304         1,931              -             11,235
General and administrative      5,212             -              -              5,212
Depreciation and amorti-
 zation                        22,518             -          3,251 <F3>        25,769
                           ----------   -----------   ------------       ------------

Total operating expenses       57,044         6,255          3,251             66,550
                           ----------   -----------   ------------       ------------

Operating income               59,997        12,202         (3,251)            68,948

Interest expense               37,688             -          9,439 <F4>        47,127
                           ----------   -----------   ------------       ------------


Net income (loss)          $   22,309   $    12,202   $    (12,690)      $     21,821 <F6>
                           ==========   ===========   ============       ============
Net income (loss)
  allocated to general
  partner                  $   19,466   $    10,648   $    (11,073)      $     19,041

Net income (loss)
  allocated to limited
  partners                      2,843         1,554         (1,617) <F5>        2,780
                           ==========   ===========   ============       ============

The accompanying notes are an integral part of this unaudited, proforma consolidated financial statement.

                LIBERTY PROPERTY LIMITED PARTNERSHIP

                         NOTES TO PRO FORMA
                 CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE YEAR ENDED DECEMBER 31, 1995
                   (Unaudited, dollars in thousands)


<F1>  Reflects the historical consolidated statement of operations of the Company for the year ended December 31, 1995.

<F2>  Reflects the addition of revenues and certain expenses of the
Acquired Properties required in order to reflect a full year of operations for these acquisitions.

<F3>  Reflects depreciation of the Acquired Properties based on asset lives of 40 years.

<F4>  Reflects an increase in interest expense from the assumed borrowings of $130.1 on the line of credit to fund the purchase of the Acquired Properties.

<F5>  Reflects the allocation of the pro forma adjustment to the net income allocated to the limited partners, based upon pro forma ownership in the Operating Partnership.

<F6>  The Company's pro forma taxable income for the year ended December
31, 1995 is approximately $25,006 which has been calculated as pro forma income from operations of approximately $21,821 plus GAAP depreciation and amortization of $25,769 less tax basis depreciation and amortization and other tax differences of approximately $22,584.

                             SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                LIBERTY PROPERTY TRUST



Dated:  February 10,1997        BY: /s/ JOSEPH P. DENNY
                                ----------------------------------------
                                NAME:   Joseph P. Denny
                                TITLE:  President


                                LIBERTY PROPERTY LIMITED PARTNERSHIP
                                BY:  LIBERTY PROPERTY TRUST,
                                     SOLE GENERAL PARTNER


Dated:  February 10, 1997       BY: /s/ JOSEPH P. DENNY
                                ----------------------------------------
                                NAME:   Joseph P. Denny
                                TITLE:  President